UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2009
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Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Netherlands Antilles	0-19961	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curacao Netherlands Antilles	N/A
(Address of principal executive offices)	(Zip Code)

______________________

Registrant’s telephone number, including area code: 011-59-99-465-8525
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Orthofix International N.V. (the “Company”) incorporates by reference into this Item 1.01 the agreements described in Item 5.02 of this Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Employment Agreements for Messrs. Milinazzo, Vaters, Mason and Finegan

On July 1, 2009, each of Alan W. Milinazzo, our Group President and Chief Executive Officer, Robert S. Vaters, our Executive Vice President and Chief Financial Officer, Bradley R. Mason, our Group President, North America, and President, Blackstone Medical, Inc., and Michael M. Finegan, our Vice President, Corporate Development and President, Biologics, entered into an Amended and Restated Employment Agreement with the Company’s subsidiary, Orthofix Inc. (collectively, the “Employment Agreements”).  Each Employment Agreement was approved by the Compensation Committee (the “Committee”) of the Board of Directors of the Company on June 27,2009, and is effective as of July 1, 2009.  The following is a summary of certain material provisions of the Employment Agreements.  This description of the Employment Agreements is a summary and is qualified in its entirety by the terms of the Employment Agreements, copies of which are filed herewith as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4, respectively, and incorporated by reference into this Item 5.02.

Each Employment Agreement is for an initial term that lasts though July 1, 2012, with automatic one-year renewals commencing on July 1, 2012 and on each July 1 thereafter, unless either party notifies the other party of its intention not to renew the agreement at least 6 months prior to the next July 1 renewal date.  Each Employment Agreement further provides that if a change of control (as that term is defined in each agreement) occurs when less than two years remain during the initial term or during any renewal term, the agreement will automatically be extended for two years from the change of control date.

The Employment Agreements provide that each executive will receive a base salary during the term, as described in the table below.

Name	Title	Base Salary (annualized)
Alan W. Milinazzo	Group President and Chief Executive Officer	$520,000
Robert S. Vaters	Executive Vice President and Chief Financial Officer	$364,000
Bradley R. Mason	Group President, North America and President, Blackstone Medical, Inc.	$364,000
Michael M. Finegan	Vice President, Corporate Development, and President, Biologics	$310,000

The base salary levels set forth in the agreements may only be decreased if the decrease is the result of a general reduction affecting the base salaries of all other executive officers that does not disproportionately affect the executive and does not reduce the executive’s base salary to a rate that is less than 90% of the executive’s then-current base salary amount.

Under each Employment Agreement, the executive’s employment will terminate upon executive’s death, and may also be terminated as follows: (i) by mutual written agreement of Orthofix Inc. and the executive; (ii) by Orthofix Inc. in the event the executive incurs a disability (as that term is defined in the agreement) for a continuous period exceeding 90 days or for a total of 180 days during any period of 12 consecutive months; (iii) by the executive for good reason (as that term is defined in the agreement); (iv) by Orthofix Inc. for cause (as that term is defined in the agreement); (v) by Othofix Inc. without cause; or (vi) by the executive voluntarily.

The executives are generally entitled to the following in the event of termination as a result of death, disability, for good reason or without cause, whether occurring during or after the term of the agreement:

•	Any amounts actually earned or owing through the date of termination (such as base salary, incentive compensation or accrued vacation), payable within 30 days after the date of termination.

•
The pro rata amount of any bonus plan incentive compensation for the fiscal year of the executive’s termination of employment (based on the number of business days he was actually employed by Orthofix Inc. during the fiscal year in which the termination of employment occurs) that he would have received had his employment not been terminated during such year.  This pro rata amount is payable at the time such incentive compensation is paid to other senior executives (generally, before March 15 of the next year).

•
An amount equivalent to 150% in the case of Messrs. Vaters, Mason and Finegan, and 200% in the case of Mr. Milinazzo, of the executive’s Base Amount (as defined in the agreement), payable within 30 days after the executive signs a release of claims against the Company and its subsidiaries and the expiration of any revocation period.  This multiple increases to 200% in the case of Messrs. Vaters, Mason and Finegan, and to 250% in the case of Mr. Milinazzo, for payments triggered following a change of control.  Under the agreements, “Base Amount” means an amount equal to the sum of:

(1)	the executive’s annual base salary at the highest annual rate in effect at any time during the term of employment; and

(2)
the greater of (a) the executive’s target bonus in effect during the fiscal year in which termination of employment occurs, or (b) the greater of (i) the average of his annual bonuses actually earned for the two years ending immediately prior to the year in which termination of employment occurs or (ii) the average of his annual bonuses actually earned for the two years ending immediately prior to the change of control or potential change of control (as those terms are defined in the Employment Agreement), in each case with adjustments made for eligibility and any partial years.

•
The ability to exercise any vested stock options or stock appreciation rights granted before June 30, 2009 until the earlier of (i) five years from the date of termination, or (ii) the latest date each stock option and stock appreciation right would otherwise expire by its original terms had the executive’s employment not terminated.

•
The ability to exercise any vested stock options or stock appreciation rights granted after June 29, 2009 until the earlier of (i) two years from the date of termination, or (ii) the latest date each stock option and stock appreciation right would otherwise expire by its original terms had the executive’s employment not terminated.

In addition, in the event of a termination as a result of death, disability, for good reason or without cause occurring during the term of the agreement only, the executives will also be entitled to:

•
All stock options previously granted to the executive will vest in full and be immediately exercisable (until the earlier of (i) two years from the date of termination, or (ii) the latest date each stock option and stock appreciation right would otherwise expire by its original terms had the executive’s employment not terminated).  Any risk of forfeiture included in restricted stock grants will immediately lapse.

•
Continuation of health, dental, vision and life insurance coverage (but not pension, retirement, profit-sharing, severance or similar compensatory benefits) for the executive and his and dependents substantially similar to those being received immediately prior to termination for the lesser of 18 months after termination or until the executive secures coverage from new employment.

•
In the case of Messrs. Vaters, Mason and Finegan, up to $25,000 for outplacement fees incurred during the 24-month period following the date of termination, and in the case of Mr. Milinazzo a cash payment of $35,000 to be used towards the cost of executive outplacement services or an education program selected by Mr. Milinazzo.

The Employment Agreements contain confidentiality, non-competition and non-solicitation covenants effective so long as the executive officers are employees and for a period of eighteen months after employment is terminated in the case of Messrs. Vaters, Mason and Finegan, and for a period of two years after employment is terminated in the case of Mr. Milinazzo.  The agreements also contain confidentiality and assignment of inventions provisions that last indefinitely.

Amendment to Stock Option Agreements

On July 1, 2009, each of the foregoing executives entered into an Amendment to Stock Option Agreements with the Company with respect to options granted to him before June 30, 2009 to provide for the post-termination exercise period set forth in the Employment Agreements described above.  The Amendments to Stock Option Agreements are each effective as of July 1, 2009.  The form of Amendment to Stock Option Agreements entered into be each of the executives is filed herewith as Exhibit 10.5 and incorporated by reference into this Item 5.02.

Form of Employee Non-Qualified Stock Option Agreement

On June 30, 2009, the Committee made grants of stock options to employees pursuant to the Company’s Amended and Restated 2004 Long-Term Incentive Plan (the “LTIP”).  The grants were made pursuant to a new form of employee non-qualified stock option agreement, which the Committee has authorized to be used for all future non-qualified stock option grants to employees under the LTIP.  This description of the form of employee non-qualified stock option agreement is a summary and is qualified in its entirety by the terms of the form of non-qualified stock option agreement, a copy of which is attached hereto as Exhibit 10.6 and incorporated by reference into this Item 5.02.

The new form of agreement provides that options granted under the agreement will vest and become exercisable in one-third increments on each of the first, second and third anniversaries of the grant date (or upon a change of control or, under certain circumstances, a termination of employment).  Options granted under the agreement expire and are no longer exercisable 10 years from the grant date and are subject to early termination as a result of a termination of employment or a change of control of the Company.   The agreement also contains the following provisions:

•
If, prior to an option vesting, the optionee’s employment is terminated other than (1) for cause, (2) upon death or permanent disability, or (3) voluntary termination (as defined in the form option agreement but excluding a retirement in accordance with the Company’s retirement policies (if any) or a termination for “good reason” if the optionee has entered into an agreement with the Company providing for a termination for “good reason”), any options that would have been vested as of December 31 of the year in which termination occurs shall automatically vest as of the date of termination and remain exercisable by the optionee for 180 days after the date of such termination of employment.  The options will be cancelled and will revert back to the Company to the extent not exercised within such period.  Any unvested options on the date of termination will also be cancelled and will revert back to the Company on such date.

•
If the optionee’s employment is terminated by reason of death or permanent disability, all options shall automatically vest and remain exercisable by the optionee (or a transferee under a domestic relations order, the optionee’s estate, personal representative or beneficiary, as applicable) for 12 months after the date of such termination of employment.  The options will be cancelled and will revert back to the Company to the extent not exercised within such period.

•
If the optionee’s employment is terminated for cause or if the optionee terminates employment under circumstances constituting a voluntary termination, the optionee may exercise the options (only to the extent vested at the date of termination) at any time within three months after the date of such termination in accordance with their terms, subject only to any different rights contained in an employment agreement.  The options will be cancelled and will revert back to the Company to the extent not exercised within such period.  Any unvested options on the date of termination will also be cancelled and will revert back to the Company on such date.

•
Upon the occurrence of a change of control of the Company, all options shall automatically vest and remain exercisable in accordance with the provisions applicable thereto.  The options will expire and no longer be exercisable to the extent not exercised within 10 years from the grant date.

•
If an employment agreement expressly provides for different vesting and exercisability of options, the terms of the employment agreement will control.  The options will be cancelled and will revert back to the Company to the extent not exercised within such period.

Form of Non-Employee Director Non-Qualified Stock Option Agreement

On June 30, 2009, the Committee made grants of stock options to non-employee directors pursuant to the LTIP.  The grants were made pursuant to a new form of non-employee director non-qualified stock option agreement, which the Committee has authorized to be used for all future non-qualified stock option grants to non-employee directors under the LTIP.  This description of the form of non-employee director non-qualified stock option agreement is a summary and is qualified in its entirety by the terms of the form of non-employee director non-qualified stock option agreement, a copy of which is attached hereto as Exhibit 10.7 and incorporated by reference into this Item 5.02.

The form agreement provides that options granted under the agreement will vest and become exercisable in one-third increments on each of the first, second and third anniversaries of the grant date (or upon a change in control or, under certain circumstances, termination of service).  The options expire and are no longer exercisable 10 years from the grant date and are subject to early termination as a result of a termination of service or a change of control of the Company.   The agreement also contains the following provisions:

•
If, prior to an option vesting, the director’s service terminates as a result of a voluntary resignation (as defined in the option agreement as the director resigning from the Board of Directors, the director electing not to standing for re-election or the director not being re-elected by the shareholders of Company), any options that would have been vested as of December 31 of the year in which termination occurs shall automatically vest as of the date of termination and remain exercisable by the optionee for two years after the date of such termination of service.  The options will be cancelled and will revert back to the Company to the extent not exercised within such period.  Any unvested options on the date of termination will also be cancelled and will revert back to the Company on such date.

•
If the optionee’s service is terminated by reason of death or permanent disability, all options shall automatically vest and remain exercisable by the optionee (or a transferee under a domestic relations order, the optionee’s estate, personal representative or beneficiary, as applicable) for two years following such termination of service.  The options will be cancelled and will revert back to the Company to the extent not exercised within such period.

•
If the optionee’s service is terminated for cause, the optionee may exercise the options (only to the extent vested at the date of termination) at any time within three months after the date of such termination in accordance with their terms.  The options will be cancelled and will revert back to the Company to the extent not exercised within such period.  Any unvested options on the date of termination will also be cancelled and will revert back to the Company on such date.

•
Upon the occurrence of a change of control of the Company, all options shall automatically vest and remain exercisable in accordance with the provisions applicable thereto.  The options will expire and no longer be exercisable to the extent not exercised within 10 years from the grant date.

Item 8.01.	Other Events.

On June 30, 2009, the Company held its 2009 annual general meeting of shareholder (the “Annual General Meeting”).  At the Annual General Meeting, each of James F. Gero, Jerry C. Benjamin, Charles W. Federico, Dr. Guy J. Jordan, Thomas J. Kester, Alan W. Milinazzo, Maria Sainz, Dr. Walter P. von Wartburg and Kenneth R. Weisshaar were re-elected to the Company’s Board of Directors.  In addition, shareholders approved proposals to (i) approve an amendment to the Company’s Amended and Restated Stock Purchase Plan, (ii) approve the material terms for the payment of incentive compensation to the Company’s most highly compensated executive officers under the Company’s annual incentive program, (iii) approve the balance sheet and income statement of the Company at and for the year ended December 31, 2008, and (iv) ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending December 31, 2009.  Shareholders did not approve a proposal to approve a further amendment and restatement of the Company’s Amended and Restated 2004 Long-Term Incentive Plan.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amended and Restated Employment Agreement, entered into and effective as of July 1, 2009, by and between Orthofix Inc. and Alan W. Milinazzo.

10.2	Amended and Restated Employment Agreement, entered into and effective as of July 1, 2009, by and between Orthofix Inc. and Robert S. Vaters.

10.3	Amended and Restated Employment Agreement, entered into and effective as of July 1, 2009, by and between Orthofix Inc. and Bradley R. Mason.

10.4	Amended and Restated Employment Agreement, entered into and effective as of July 1, 2009, by and between Orthofix Inc. and Michael M. Finegan.

10.5	Form of Amendment to Stock Option Agreements (for Alan W. Milinazzo, Robert S. Vaters, Bradley R. Mason, and Michael M. Finegan).

10.6	Form of Employee Non-Qualified Stock Option Agreement.

10.7	Form of Non-Employee Director Non-Qualified Stock Option Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.

By:	/s/ Raymond C. Kolls
Raymond C. Kolls
Senior Vice President & General Counsel

Date: July 7, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, entered into and effective as of July 1, 2009, by and between Orthofix Inc. and Alan W. Milinazzo.

10.2	Amended and Restated Employment Agreement, entered into and effective as of July 1, 2009, by and between Orthofix Inc. and Robert S. Vaters.

10.3	Amended and Restated Employment Agreement, entered into and effective as of July 1, 2009, by and between Orthofix Inc. and Bradley R. Mason.

10.4	Amended and Restated Employment Agreement, entered into and effective as of July 1, 2009, by and between Orthofix Inc. and Michael M. Finegan.

10.5	Form of Amendment to Stock Option Agreements (for Alan W. Milinazzo, Robert S. Vaters, Bradley R. Mason, and Michael M. Finegan).

10.6	Form of Employee Non-Qualified Stock Option Agreement.

10.7	Form of Non-Employee Director Non-Qualified Stock Option Agreement.